Finance Income and Expense - Schedule of Finance Income and Expense (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Analysis Of Finance Income And Expense [Abstract]
Foreign exchange gain (loss), net	$ 78	$ (527)	$ (442)
Interest expense	(3,156)	(2,704)	(1,186)
Change in fair value of derivative liability	790
Loss on Oxford debt extinguishment	(1,363)
Finance result, net	$ (3,651)	$ (3,231)	$ (1,628)